Exhibit 99.1

UMPQUA HOLDINGS CORPORATION

THIRD RESTATED SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
FOR
RAYMOND P. DAVIS

     THIS AGREEMENT is made and entered into effective as of April 16, 2008 by and between Umpqua Holdings Corporation (“Umpqua”) and Raymond P. Davis (hereinafter referred to as “Participant”) and supersedes in its entirety the Second Restated Supplemental Executive Retirement Plan as restated effective January 1, 2007.

R E C I T A L S

     A. Participant is serving as the President and Chief Executive Officer of Umpqua. The parties’ desire that Participant will continue to render valuable service to Umpqua in the future. This plan is intended to provide a financial inducement to Participant for continued service, as well as a form of compensation for doing so.

     B. Umpqua and Participant entered into an Employment Agreement dated effective as of July 1, 2003 (“Employment Agreement”), pursuant to which Umpqua is obligated to provide Participant with a supplemental executive retirement benefit on the terms and conditions set forth in this Agreement.

     C. The parties entered into a Supplemental Retirement Plan Agreement, originally dated effective July 1, 2003, which was restated on July 8, 2005 and again restated effective January 1, 2007. The parties intend for this Agreement to supersede that agreement and any amendments or restatements thereto, in their entirety.

     D. In consideration of this Agreement, Umpqua and Participant concurrently have entered into a Split-Dollar Insurance Agreement (Endorsement Method).

ACCORDINGLY, the parties agree as follows:

ARTICLE 1 ADMINISTRATION

     Section 1.1 Purpose of the Plan. The purpose of the Plan is to provide retirement benefits for Raymond P. Davis.

     Section 1.2 Administration of the Plan. The Compensation Committee shall appoint from time-to-time a person or persons to administer and interpret the terms of the Plan and adopt rules and regulations to implement the Plan (“Administrator”).

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     Section 1.3 Top Hat Plan and Excess Benefits. The Plan is an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of management or highly compensated participants (within the meaning of sections 201(2), 301(a)(3), and 401(a)(1) of ERISA), and is intended to be exempt from Parts 2, 3, and 4 of ERISA. The Plan also separately accounts for benefits that are provided in excess of the limitations on contributions and benefits imposed by section 415 of the Internal Revenue Code of 1986, as described in section 3(36) of ERISA, and such separate part of the Plan is intended to be an “excess benefit plan” exempt from ERISA pursuant to section 4(b)(5).

ARTICLE 2

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     Section 2.1 Definitions. For purposes of the Supplemental Executive Retirement Plan and this Article 2, the following definitions shall apply:

     “Account” means the separate bookkeeping account established for Participant on the books of Umpqua for the purpose of recording the amounts of supplemental retirement benefits accrued for Participant pursuant to the provisions of this Plan as if the Plan were accounted for in accordance with APB 12.

     “Annual Retirement Benefit” means the benefit amount to be paid annually until Participant’s death (subject to the provisions of Section 2.9 of this Plan), as set forth in Schedule A hereto under the column titled “Normal Retirement,” minus the amount of the Offsetting Benefit which Participant is predicted to receive during the initial fiscal year benefits are paid, which Offsetting Benefit will be fixed for purposes of this Agreement. The net payment in subsequent years will be the benefit amount reflected in the schedule minus the fixed Offsetting Benefit.

     “Cause” has the same meaning as first ascribed to it in the Employment Agreement.

     “Change in Control” has the same meaning as first ascribed to it in the Employment Agreement.

     “Compensation Committee” means the Compensation Committee of the Board of Directors of Umpqua or its equivalent appointed by the Board.

     “Disability” or “Disabled” means the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits

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for a period of not less than three (3) months under an accident and health plan covering employees of the Umpqua or a subsidiary of Umpqua.

     “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     “Normal Commencement Date” means the later of (i) the first day of the month which is six months after the Termination Date or (ii) the first day of the month following Retirement Age.

     “Offsetting Benefits” means Social Security retirement benefits plus any Retirement Plan or pension benefits funded by Umpqua or its affiliates for the benefit of Participant, including interest or earnings thereon, but specifically excluding amounts contributed by Participant into a 401(k) or similar plan together with interest or earnings thereon and any gain or other value derived under any stock options or other stock based compensation plans. For purposes of determining the amount to be paid Participant pursuant to Section 2.2, the amount of Offsetting Benefits will be calculated at the time the Annual Retirement Benefit first becomes payable and will thereafter remain fixed.

     “Plan” means the Supplemental Executive Retirement Plan set forth in this Agreement, as it may be amended from time to time.

     “Retirement Age” means the Participant’s sixty-second birthday, June 3, 2011.

     “Retirement Plan” means any defined benefit or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code of 1986, sponsored by Umpqua.

     “Termination Date” means the date on which Participant ceases to be an employee of Umpqua for any reason, including death, retirement, disability, and voluntary or involuntary termination.

     “Unforeseeable Emergency” means a severe financial hardship resulting from an illness or accident of Participant, Participant’s spouse or a dependent (as defined in Section 152(a) of the Internal Revenue Code), loss of Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of Participant.

     Section 2.2 Normal Retirement Benefits. In the event Participant’s employment is terminated on or after Participant has attained Retirement Age, commencing on the Normal Commencement Date, subject to Section 2.7, Participant shall be entitled to receive the Annual Retirement Benefit, in the amount set forth on Schedule A for “Normal Retirement,” in equal monthly payments. Subject to Section 2.9 of this Plan, monthly payments of the Annual Retirement Benefit shall continue until Participant’s death.

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     Section 2.3 Benefits Upon Disability of Participant Prior to Retirement Age. In the event Participant becomes Disabled, Participant shall be entitled to receive monthly payments in an amount actuarially determined based upon his then life expectancy from the then amount of the Account. The actual amount of benefit cannot be currently determined because the amount of the Account at future dates is a current estimate only. Further, the actuarial calculation at the time of any such termination will also depend upon the discount rate and the Participant’s life expectancy at the time. However, based upon current estimates, the annual amount of such payment (which includes an estimated amount of Offsetting Benefits as well) is set forth on Schedule A for “Disability.” Payments will commence on the first day of the month following Participant becoming Disabled. Subject to Section 2.9, the monthly payments shall continue until Participant’s death.

     Section 2.4. Account Accruals. Umpqua agrees to continue to accrue for the Account on a basis consistent with past practices through the date of Participant’s termination of employment.

     Section 2.5. Termination of Employment Prior to Retirement Age. If Participant's employment is terminated by Umpqua or by Participant prior to Participant reaching Retirement Age for any reason except for his Death or his Disability, commencing on the Normal Commencement Date, subject to Section 2.7, Participant shall be entitled to receive monthly payments in the amount actuarially determined based upon his then life expectancy from the then amount of the Account. The actual amount of benefit cannot be currently determined because the amount of the Account at future dates is a current estimate only. Further, the actuarial calculation at the time of any such termination will also depend upon the discount rate and the Participant’s life expectancy at the time. However, based upon current estimates, the annual amount of such payment (which includes an estimated amount of Offsetting Benefits as well) is set forth in Schedule A for "Early Termination". Subject to Section 2.9 of this Plan, monthly payments shall continue until Participant's death.

     Section 2.6. Change in Control. If within two years of a Change in Control Participant’s employment is terminated without Cause or Participant terminates his employment for any reason prior to Participant’s 62nd birth date, commencing on the Normal Commencement Date, subject to Section 2.7, Participant shall be entitled to receive monthly payments in an amount actuarially determined based upon his then life expectancy from a sum equal to the average of the then amount of the Account and the predicted amount of Account as of June 30, 2011. The actual amount of benefit cannot be currently determined because the amount of the Account at future dates is a current estimate only. Further, the actuarial calculation at the time of any such termination will also depend upon the discount rate and the Participant’s life expectancy at the time. However, based upon current estimates, the annual amount of such payment (which includes an estimated amount of Offsetting Benefits as well) is set forth on Schedule A for “Change in Control.” Subject to Section 2.9 of this Plan, monthly payments of the Annual Retirement Benefit shall continue until Participant’s death.

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     If the benefit payments under this Agreement, either alone or together with other payments to which the Participant is entitled to receive from the Company, would constitute an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), such benefit payments shall be reduced to the largest amount that will result in no portion of benefit payments under this Agreement being subject to the excise tax imposed by Section 4999 of the Code. The determination of which benefits to reduce shall be made by the Participant, provided the Company’s accountants confirm that such reduction satisfies the requirements of this Section.

     Section 2.7. Delay of Payment if Specified Employee. If at the time Participant’s employment terminates, Participant is a “specified employee” as defined in Section 409A of the Code, the payment of benefits shall not commence until the later of (a) the commencement date otherwise set forth in the applicable section of this Agreement or (b) a date which is six months after the date of Applicant’s termination of employment with the Umpqua. Furthermore, if payment of benefits is affected by this six (6) month delay in payment imposed by Section 409A of the Code and benefits under the applicable section were to be paid in installments, the aggregate amount of the first seven (7) months of installments shall be paid at the beginning of the seventh month following the date of termination of employment. Monthly installment payments shall continue thereafter as specified.

     Section 2.8. Death Benefit. In the event Participant dies prior to age 62, neither he nor his beneficiary will be entitled to any benefits hereunder; provided however, should he die after age 62 but while still employed by Umpqua, it will be assumed that he elected to retire as the day prior to his death with his designated beneficiary entitled to receive the annual retirement benefit provided by Section 2.2, subject to Section 2.9.

     Section 2.9. Minimum and Maximum Term of Life Payments. If Participant is receiving payments under this Plan until his death, Umpqua and Participant agree that such payments will cease in any event no later than 36 months after Participant’s predicted life expectancy determined by Umpqua’s consulting actuaries at the time of Participant’s termination of employment, but, notwithstanding Participant’s earlier death, such payments will continue to a date 36 months prior to such predicted life expectancy, with such payments made to Participant’s beneficiary as designated in writing to the Administrator, or if no beneficiary is so designated, to Participant’s estate. Participant’s life expectancy shall be determined based upon the then most recently published life expectancy table by the Internal Revenue Services or other generally accepted reference source.

     Section 2.10. Early Payment for Unforeseeable Emergency. Participant shall not be entitled to withdraw any portion of the balance in the Account except that, in event of hardship caused by an Unforeseeable Emergency, the Administrator may, but is under no obligation to, distribute all or a portion of the Account. The amount distributed may not exceed the amount necessary to satisfy the financial hardship plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by

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liquidation of Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). In the event of any early payment, later benefits will be appropriately adjusted to reflect the early payment as determined by Umpqua’s consulting actuaries.

     Section 2.11. Withholding. Any payment or other distribution of benefits under this Plan may be reduced by any amount required to be withheld by Umpqua under any applicable law, rule, regulation, order or other requirement, now or hereafter in effect, of any governmental authority.

     Section 2.12. Effect on Retirement Plans. Any amounts payable under this Plan shall be disregarded for the purpose of determining any accrued benefits of Participant under any Retirement Plan, except as required by law.

     Section 2.13. Account. The Account established under this Plan is an unfunded plan of deferred compensation. Benefits and interest earned hereunder are represented solely by bookkeeping entries on records maintained by the Administrator. No funds are held in trust or otherwise segregated for the sole purpose of paying Plan benefits. All Plan benefits are payable solely from the general assets of Umpqua. The Umpqua may from time to time reserve assets in a general account or grantor trust owned by Umpqua for the purpose of paying liabilities that are accrued under this Plan. The Participant (and his successors) shall have no legal or equitable rights, interest or claims in any specific collateral, property or assets of Umpqua, but shall be general unsecured creditors of Umpqua until benefits are paid hereunder.

     Section 2.14. Offset. Any amounts due to Participant hereunder may be applied by Umpqua to offset any amounts past due Umpqua from Participant, provided that such offset may only occur at such time and to the extent that benefit payments are due and payable.

Section 2.15. Claims Procedure.

     2.15.1 Interpretation. Any person desiring a benefit under, interpretation or construction of, ruling under or information regarding this Plan shall submit a written request therefore to the Administrator. The Administrator shall respond in writing to any such request as soon as practicable. Any interpretation or construction of, and any ruling under, this Plan by the Administrator shall be final and binding on all parties.

     2.15.2 Denial of Claim. If a claim for benefits is denied in whole or in part, the Administrator shall notify the claimant of such denial and of his or her right to a conference with an individual designated in the notice for the purpose of explaining the denial. If the claimant does not want such a conference, or is dissatisfied with its outcome, he or she shall be furnished in writing, in a manner calculated to be understood by the claimant, specific reasons for such denial, specific references to the Plan provisions on which the denial is based, a description of any additional material necessary for him or her to perfect his or her claim, an explanation of why such material is necessary, and an explanation of this Plan’s appeals procedure as described in Section 2.15.3.

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     2.15.3 Appeal Procedure. Any person, or his or her duly authorized representative, whose claim for benefits under this Plan has been denied in whole or in part, may appeal from such denial to the Administrator by submitting to the Administrator a written request for review within seventy-five (75) days after receiving notice of denial. The Administrator shall give the claimant an opportunity to review pertinent documents relating to the denial in preparing his or her request for review. The request must set forth all the grounds upon which it is based, supporting facts and documents, and any other matters which the claimant deems pertinent, and the relief sought. The Administrator may require the claimant to submit such additional facts, documents or other material as it deems necessary or advisable in making its review. The Administrator shall act upon a request for review within 60 days after receipt thereof unless special circumstances require further time, but in no event later than 120 days after such receipt. If the Administrator confirms the denial in whole or in part, the Administrator shall give written notice to the claimant setting forth, in a manner calculated to be understood by the claimant, the specific reasons for denial and specific reference to the Plan provisions on which the decision was based. The determination of the Administrator upon such review shall be final and conclusive, but subject to any right of appeal under applicable law.

     ARTICLE 3 MISCELLANEOUS.

     Section 3.1 Amendment or Termination. This Plan may be amended or terminated only by the written agreement authorized by the Compensation Committee and signed by Administrator and Participant. Notwithstanding the foregoing, this Agreement may not amended to accelerate the timing of distributions of the benefits unless such acceleration specifically permitted under Section 409A of the Code. Any amendment to delay the payments or change the form of payment, is subject to the following limitations:

                               (a) the amendment may not take effect until at least twelve (12) months after the date on which the amendment is made;

                               (b) other than in the event of death, the first payment with respect to such amendment must be deferred for a period of at least five (5) years from the date such payment otherwise would have been made; and

                               (c) an amendment related to a payment to be made at a specified time may not be made less than twelve (12) months prior to the date of the first scheduled payment.

     Section 3.2 Plan Administrator. With respect to ERISA, the Administrator shall be the plan administrator and named fiduciary as to this Plan and the corporate secretary of Umpqua shall be the agent for purposes of receiving legal process.

     Section 3.3 No Right to Employment. This Plan shall not confer upon Participant the right to be retained in the employ of Umpqua, interfere with the right of Umpqua to discharge or otherwise deal with Participant without regard to the existence of this Plan or otherwise be

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interpreted or construed as creating or modifying any employment or other contract between Umpqua and Participant.

     Section 3.4 Conclusiveness of Authorized Action. All determinations made under this Agreement by Umpqua’s independent consulting actuaries shall be binding upon Umpqua and Davis in the absence of manifest error. Any other actions taken with respect to this Plan by the Administrator shall be conclusive upon Participant, his beneficiaries and any other persons entitled to benefits under this Plan, subject to the claims procedure set forth in Section 2.15 and the arbitration provisions set forth in Section 3.11.

     Section 3.5 Alienation. Except as provided in Section 3.6 below, no right, interest or benefit under this Plan shall be subject to any anticipation, alienation, sale, transfer, assignment, pledge, security interest, encumbrance, charge, execution, attachment, garnishment or legal process, and any attempt to do so shall be void.

     Section 3.6 Qualified Domestic Relations Order Distribution. All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any “alternate payee” under a “qualified domestic relations order.” Furthermore, a distribution to an “alternate payee” shall be permitted if such distribution is authorized by a “qualified domestic relations order,” even if the affected Participant has not separated from service and has not reached “earliest retirement age” under the Plan. For the purposes of this Section, “alternate payee,” “qualified domestic relations order” and “earliest retirement age” shall have the meaning set forth under Code Section 414(p).

     Section 3.7 Information. Participant and his beneficiaries under this Plan shall provide such authorizations, elections, designations and other information, as Umpqua shall deem necessary for the proper administration of this Plan. All such authorizations, elections, designations and other information shall be in form approved by Umpqua. The Umpqua shall not be obligated to determine the accuracy or authenticity of any information provided by Participant or any beneficiary under this Plan and any payment or other distribution of benefits based thereon shall be binding on such person, or on anyone claiming by, through or under such person, and shall completely discharge any liability under this Plan to the extent of any payment made.

     Section 3.8 Headings. Headings of sections and paragraphs of this Plan are inserted for convenience of reference only and shall not constitute a part of this Plan.

     Section 3.9 Governing State. This Plan shall be interpreted, construed and enforced in accordance with the laws of the State of Oregon, except insofar as state law has been preempted by ERISA.

     Section 3.10 Entire Agreement. This document constitutes the entire agreement between the parties with respect to the Plan provided pursuant to Section 5.5 of the Employment Agreement dated July 1, 2003

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     Section 3.11 Arbitration. Any dispute hereunder shall be resolved under binding arbitration pursuant to the provision in Section 15 of the Employment Agreement. Attorney fees will be awarded as provided by Section 17.9 of the Employment Agreement.

     Section 3.12 Notices. All notices, requests, demands, and other communications provided for by this Agreement will be in writing and shall be deemed sufficient upon receipt, when delivered personally or by a nationally-recognized delivery service (such as Federal Express), or three (3) business days after being deposited in the U.S. mail as certified mail, return receipt requested, with postage prepaid, if such notice is addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice.

To Umpqua,	Umpqua Holdings Corporation
Administrator, or	Suite 1200
Compensation Committee	One SW Columbia Street
Portland, Oregon 97258
Attn: Chairman of the Board of Directors

and copy to:	Kenneth Roberts
Foster Pepper LLP Suite 1800 601 SW 2nd Avenue Portland, Oregon 97204

To Participant:	Raymond P. Davis
609 NW 11th Avenue Portland, Oregon 97209

and copy to:	Terrence R. Pancoast
Stoel Rives LLP 900 SW Fifth Avenue, Suite 2600 Portland, Oregon 97204

[Signature Page to Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first written above.

                                                                                 Umpqua Holdings Corporation

                                                                                 By: /s/ William Lansing
                                                                                 William Lansing
                                                                                 Compensation Committee Chairman

                                                                                 Executed: March 24, 2008

                                                                                 /s/ Raymond P. Davis
                                                                                 Raymond P. Davis, Participant

                                                                                 Executed: April 16, 2008

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SCHEDULE A

ANNUAL RETIREMENT BENEFIT

The following schedule sets forth the amount of the Annual Retirement Benefit (prior to adjustment for Offsetting Benefits) to be paid under Sections 2.2 of the Third Restated Supplemental Executive Retirement Plan for Raymond P. Davis, based on when the Termination Date occurs. The schedule also gives an estimate of payments in the event of Disability, Early Termination or a termination in a Change in Control, prior to age 62.

Month of	Normal		Early Termination	Change in	Estimated
Termination	Retirement	Disability	- Prior to age 62	Control	Account
(or Disability)	(Section 2.2)	(Section 2.3)	(Section 2.5)	(Section 2.6)	Balance

Dec-2007	N/A	$ 259,371	$ 341,615	$ 429,686	$ 3,378,906
Jan-2008	N/A	$ 265,410	$ 347,759	$ 432,705	$ 3,457,584
Feb-2008	N/A	$ 271,450	$ 353,829	$ 435,725	$ 3,536,262
Mar-2008	N/A	$ 277,489	$ 359,827	$ 438,745	$ 3,614,940
Apr-2008	N/A	$ 283,529	$ 365,754	$ 441,764	$ 3,693,619
May-2008	N/A	$ 289,568	$ 371,609	$ 444,784	$ 3,772,297
Jun-2008	N/A	$ 299,629	$ 377,394	$ 449,814	$ 3,850,975
Jul-2008	N/A	$ 306,460	$ 383,998	$ 453,230	$ 3,938,772
Aug-2008	N/A	$ 313,291	$ 390,524	$ 456,645	$ 4,026,570
Sep-2008	N/A	$ 320,122	$ 396,972	$ 460,061	$ 4,114,367
Oct-2008	N/A	$ 326,953	$ 403,342	$ 463,477	$ 4,202,164
Nov-2008	N/A	$ 333,784	$ 409,636	$ 466,892	$ 4,289,962
Dec-2008	N/A	$ 340,616	$ 415,853	$ 470,308	$ 4,377,759
Jan-2009	N/A	$ 347,447	$ 421,995	$ 473,723	$ 4,465,557
Feb-2009	N/A	$ 354,278	$ 428,063	$ 477,139	$ 4,553,354
Mar-2009	N/A	$ 361,109	$ 434,056	$ 480,555	$ 4,641,151
Apr-2009	N/A	$ 367,940	$ 439,975	$ 483,970	$ 4,728,949
May-2009	N/A	$ 374,771	$ 445,822	$ 487,386	$ 4,816,746
Jun-2009	N/A	$ 387,179	$ 451,596	$ 493,589	$ 4,904,543
Jul-2009	N/A	$ 394,896	$ 458,212	$ 497,448	$ 5,002,308
Aug-2009	N/A	$ 402,614	$ 464,746	$ 501,307	$ 5,100,072
Sep-2009	N/A	$ 410,332	$ 471,201	$ 505,166	$ 5,197,836
Oct-2009	N/A	$ 418,050	$ 477,576	$ 509,025	$ 5,295,600
Nov-2009	N/A	$ 425,767	$ 483,873	$ 512,884	$ 5,393,365
Dec-2009	N/A	$ 433,485	$ 490,091	$ 516,743	$ 5,491,129
Jan-2010	N/A	$ 441,203	$ 496,232	$ 520,602	$ 5,588,893
Feb-2010	N/A	$ 448,921	$ 502,296	$ 524,460	$ 5,686,657
Mar-2010	N/A	$ 456,639	$ 508,285	$ 528,319	$ 5,784,422
Apr-2010	N/A	$ 464,356	$ 514,197	$ 532,178	$ 5,882,186
May-2010	N/A	$ 472,074	$ 520,035	$ 536,037	$ 5,979,950
Jun-2010	N/A	$ 486,618	$ 525,798	$ 543,309	$ 6,077,714
Jul-2010	N/A	$ 495,317	$ 532,425	$ 547,659	$ 6,186,364
Aug-2010	N/A	$ 504,017	$ 538,968	$ 552,008	$ 6,295,014
Sep-2010	N/A	$ 512,716	$ 545,430	$ 556,358	$ 6,403,664
Oct-2010	N/A	$ 521,415	$ 551,810	$ 560,707	$ 6,512,314
Nov-2010	N/A	$ 530,114	$ 558,110	$ 565,057	$ 6,620,964
Dec-2010	N/A	$ 538,813	$ 564,329	$ 569,407	$ 6,729,614
Jan-2011	N/A	$ 547,512	$ 570,469	$ 573,756	$ 6,838,264
Feb-2011	N/A	$ 556,212	$ 576,530	$ 578,106	$ 6,946,914
Mar-2011	N/A	$ 564,911	$ 582,513	$ 583,013	$ 7,055,564
Apr-2011	N/A	$ 573,610	$ 588,419	$ 588,919	$ 7,164,214
May-2011	N/A	$ 582,309	$ 594,247	$ 594,747	$ 7,272,865
Jun-2011	$ 600,000	$ 600,000	$ 600,000	$ 600,000	$ 7,381,515

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Month of	Normal		Early Termination	Change in	Estimated
Termination	Retirement	Disability	- Prior to age 62	Control	Account
(or Disability)	(Section 2.2)	(Section 2.3)	(Section 2.5)	(Section 2.6)	Balance

Jun-2011	$ 600,000	$ 600,000	$ 600,000	$ 600,000	$ 7,381,515
Jul-2011	$ 605,349	N/A	N/A	N/A	$ 7,447,315
Aug-2011	$ 610,697	N/A	N/A	N/A	$ 7,513,116
Sep-2011	$ 616,046	N/A	N/A	N/A	$ 7,578,917
Oct-2011	$ 621,394	N/A	N/A	N/A	$ 7,644,718
Nov-2011	$ 626,743	N/A	N/A	N/A	$ 7,710,519
Dec-2011	$ 632,091	N/A	N/A	N/A	$ 7,776,320
Jan-2012	$ 637,440	N/A	N/A	N/A	$ 7,842,121
Feb-2012	$ 642,789	N/A	N/A	N/A	$ 7,907,922
Mar-2012	$ 648,137	N/A	N/A	N/A	$ 7,973,722
Apr-2012	$ 653,486	N/A	N/A	N/A	$ 8,039,523
May-2012	$ 658,834	N/A	N/A	N/A	$ 8,105,324
Jun-2012	$ 675,000	N/A	N/A	N/A	$ 8,171,125
Jul-2012	$ 680,587	N/A	N/A	N/A	$ 8,238,762
Aug-2012	$ 686,175	N/A	N/A	N/A	$ 8,306,399
Sep-2012	$ 691,762	N/A	N/A	N/A	$ 8,374,036
Oct-2012	$ 697,349	N/A	N/A	N/A	$ 8,441,672
Nov-2012	$ 702,937	N/A	N/A	N/A	$ 8,509,309
Dec-2012	$ 708,524	N/A	N/A	N/A	$ 8,576,946
Jan-2013	$ 714,111	N/A	N/A	N/A	$ 8,644,583
Feb-2013	$ 719,699	N/A	N/A	N/A	$ 8,712,220
Mar-2013	$ 725,286	N/A	N/A	N/A	$ 8,779,856
Apr-2013	$ 730,873	N/A	N/A	N/A	$ 8,847,493
May-2013	$ 736,461	N/A	N/A	N/A	$ 8,915,130
Jun-2013	$ 755,000	N/A	N/A	N/A	$ 8,982,767
Jul-2013	$ 761,614	N/A	N/A	N/A	$ 9,061,463
Aug-2013	$ 768,229	N/A	N/A	N/A	$ 9,140,159
Sep-2013	$ 774,843	N/A	N/A	N/A	$ 9,218,855
Oct-2013	$ 781,458	N/A	N/A	N/A	$ 9,297,552
Nov-2013	$ 788,072	N/A	N/A	N/A	$ 9,376,248
Dec-2013	$ 794,686	N/A	N/A	N/A	$ 9,454,944
Jan-2014	$ 801,301	N/A	N/A	N/A	$ 9,533,640
Feb-2014	$ 807,915	N/A	N/A	N/A	$ 9,612,336
Mar-2014	$ 814,530	N/A	N/A	N/A	$ 9,691,032
Apr-2014	$ 821,144	N/A	N/A	N/A	$ 9,769,729
May-2014	$ 827,758	N/A	N/A	N/A	$ 9,848,425
Jun-2014	$ 850,000	N/A	N/A	N/A	$ 9,927,121
Thereafter	$ 850,000	N/A	N/A	N/A	$ 9,927,121

*Denotes annual annuity (paid monthly) starting at age 62 or such later date termination occurs, or if the payments are triggered by a Disability, the month following Participant's Disability. Monthly payments continue for "Life" subject to Section 2.9 of the Plan.

NOTE: Annual annuity amounts for any retirement or termination after June 2011 are as set forth in the above schedule but those amounts include the Offsetting Benefits which would reduce the SERP payment. Annual Annuity payments triggered by a termination of employment prior to July 2011 will be determined by the amounts accrued by the Company in accordance with prescribed accounting rules and reflected by the then actual Account balance. The annual payment amount (annuity) at any date prior to July 2011 as listed above are estimates only and included the amount of Offsetting Benefits that are also estimates.

Supplement Executive Retirement Plan Umpqua Holdings Corporation

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